UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2014

 GOLD UNION INC.
(Exact name of registrant as specified in its charter)

 Delaware
(State or other jurisdiction
of incorporation

 333-169861
(Commission
File Number)

 42-1772663
(IRS Employer
Identification No.)

 Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street
Yuen Long, NT, Hong Kong
(Address of principal executive offices)

 N/A
(Zip Code)

Registrant's telephone number, including area code +86 18676364411

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        (17 CFR 240.14a-12)

[ ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

         (17 CRF 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01     Change in Registrant's Certifying Accountant.

On May 27, 2014, our Board of Directors approved and authorized the dismissal of Li and Company, PC ("LICO"), as our independent registered public accounting firm. On the same date, our Board of Directors approved and authorized the engagement of the accounting firm of HKCMCPA Company Limited, as our new independent registered public accounting firm.

LICO's reports on our financial statements dated March 25, 2014 and April 16, 2013, for the two most recent fiscal years ended December 31, 2013 and 2012, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that LICO's reports contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2013 and 2012, and in the subsequent interim periods through the effective date of dismissal on May 27, 2014, there were no disagreements, resolved or not, with LICO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LICO would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

During our two most recent fiscal years ended December 31, 2013 and 2012 and in any subsequent interim periods through the effective date of dismissal of LICO on May 27, 2014, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided LICO with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from LICO dated June 13, 2014, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years ended December 31, 2013 and 2012 and any subsequent interim periods through the effective date of appointment of HKCMCPA Company Limited on May 27, 2014, we had not, nor had any person on our behalf, consulted with HKCMCPA Company Limited regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had HKCMCPA Company Limited provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

SECTION 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits

Exhibit

Description

16.1

Letter from Li and Company, PC, dated June 13, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 13, 2014

GOLD UNION INC.

By:

/s/ Sae-Chua Supachai

Name:

Sae-Chua Supachai

Title:

CEO, CFO and Director